                                 THE ARBOR FUND
                            GOLDEN OAK FAMILY OF FUNDS

       SUPPLEMENT DATED JUNE 7, 2000 TO THE PROSPECTUS DATED MAY 31, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE
                                  PROSPECTUS.

The Golden Oak International Equity Portfolio has not yet commenced the continuous offering of shares. The portfolio is expected to commence the continuous offering of shares on or about July 1, 2000.

The Class B shares of the Golden Oak Family of Funds' Portfolios are not currently being offered or sold. The continuous offering of Class B shares of each Portfolio is expected to commence on or about July 1, 2000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


GOK-A-001-10